                                                                   EXHIBIT 10.27

                                 [LOGO OF ATL]

                    ADVANCED TECHNOLOGY LABORATORIES, INC.

                          SUPPLEMENTAL BENEFIT PLAN B











                             AMENDED AND RESTATED

                           EFFECTIVE JANUARY 1, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PREAMBLE................................................................... 1
ARTICLE 1 - PURPOSE........................................................ 2

     1.1  Purpose.......................................................... 2

ARTICLE 2 - DEFINITIONS.................................................... 3

     2.1  Code............................................................. 3
     2.2  Company.......................................................... 3
     2.3  Compensation Committee........................................... 3
     2.4  Disabled......................................................... 3
     2.5  Earnings......................................................... 3
     2.6  Participant...................................................... 3
     2.7  Plan............................................................. 3
     2.8  Retirement....................................................... 3
     2.9  Retirement Plan.................................................. 3
     2.10  Subsidiaries.................................................... 3
     2.11  Supplemental Benefit Plan A..................................... 3
     2.12  Surviving Spouse................................................ 3

ARTICLE 3 - ADMINISTRATION................................................. 4

     3.1  Compensation Committee........................................... 4
     3.2  Benefits Committee............................................... 4
     3.3  Expenses......................................................... 4

ARTICLE 4 - PARTICIPATION.................................................. 5

     4.1  Retirement Plan Participants..................................... 5
     4.2  Retirement Plan Benefit.......................................... 5
     4.3  Other Participants............................................... 5
     4.4  Limitation on Participation...................................... 5

ARTICLE 5 - BENEFITS....................................................... 6

     5.1  Supplemental Pension Benefits.................................... 6
     5.2  Other Supplemental Pension Benefits.............................. 6
     5.3  Spouse's Death Benefits.......................................... 7
     5.4  Disability Benefits.............................................. 7

ARTICLE 6 - PAYMENT OF BENEFITS............................................ 8

     6.1  Payment of Benefits.............................................. 8
     6.2  Commencement of Payment.......................................... 8

ARTICLE 7 - GENERAL PROVISIONS............................................. 9

     7.1  Unfunded Obligation.............................................. 9
     7.2  Nonassignment.................................................... 9
     7.3  No Right to Continued Employment................................. 9
     7.4  Withholding Taxes................................................ 9
     7.5  Termination and Amendment........................................ 9
     7.6  ERISA Exemption..................................................10
     7.7  Applicable Law...................................................10

SIGNATURE PAGE............................................................ 10

APPENDIX A................................................................ 11

APPENDIX B................................................................ 12

                                   PREAMBLE


     THIS ADVANCED TECHNOLOGY LABORATORIES, INC. SUPPLEMENTAL BENEFIT PLAN B (the "Plan B") formerly known as the Advanced Technology Laboratories, Inc. Supplemental Benefit Plan (the "Plan") and now known as the Advanced Technology Laboratories, Inc. Supplemental Benefits Plan B is amended and restated effective January 1, 1996, by Advanced Technology Laboratories, Inc. (the "Company"), a Washington corporation.

     WHEREAS, the Plan was adopted by Westmark International Incorporated effective January 1,1989; and

     WHEREAS, effective June 26, 1992, the corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc., and the Plan was amended and restated as the Advanced Technology Laboratories, Inc. Supplemental Benefit Plan; and

     WHEREAS, effective January 1, 1994, the Plan was amended and restated to effect certain changes; and

     WHEREAS, the Company desires to divide the Plan into two plans in response to the Pension Income Tax Limits Act effective January 1, 1996, Act of January 10, 1996, Public Law No. 104-95, 109 Stat. 979, 4 U.S.CA Section 114, with
Advanced Technology Laboratories, Inc. Supplemental Benefit Plan A providing excess benefits in compliance with Section 114(b)(1)(I)(ii) of the Pension Income Tax Limits Act, and this Plan B providing benefits outside the scope of the Pension Income Tax Limits Act including benefits resulting from the recharacterization of some MICP earnings to a subsequent year; and

     NOW THEREFORE, the Company does hereby amend and restate the January 1, 1994 Plan as set forth in the following pages, effective January 1, 1996, except as otherwise specified herein.

                                   ARTICLE 1

                                    PURPOSE


1.1  Purpose
     -------

     The purpose of this Advanced Technology Laboratories, Inc. Supplemental Benefit Plan B (the "Plan") is to retain exceptional executives by providing retirement to key executives.

                                   ARTICLE 2

                                  DEFINITIONS


For purposes of this Plan, the following terms shall have the meanings indicated:

2.1  "Code" means the Internal Revenue Code of 1986 as amended.
      ----

2.2  "Company" means Advanced Technology Laboratories, Inc., a Washington
      -------
     Corporation.

2.3  "Compensation Committee" means the committee defined in Section 3.1 of this
      ----------------------
     Plan.

2.4  "Disabled" has the same meaning as provided in the
      --------
     Retirement Plan.

2.5  "Earnings" has the same meaning as provided in the Retirement Plan except
      --------
     as provided in Sections 4.2 and 5.1.

2.6  "Participant" means each individual who participates in the Plan in
      -----------
     accordance with Article 4.

2.7  "Plan" means the Advanced Technology Laboratories, Inc. Supplemental
      ----
     Benefit Plan B as set forth in this document and in any amendments made from time to time.

2.8  "Retirement", for a Participant who is entitled to a benefit under the
      ----------
     Retirement Plan, means his or her "Retirement Date" or "Vested Termination Date" as defined in the Retirement Plan. In the case of a Participant who is not entitled to a benefit under the Retirement Plan, "Retirement" means the later of the date the Participant attains age 55 or terminates employment with the Company and its Subsidiaries.

2.9  "Retirement Plan" means the Advanced Technology Laboratories, Inc.
      ---------------
     Retirement Plan and Trust.

2.10 "Subsidiaries" means (i) wholly owned subsidiaries of the Company and (ii)
      ------------
     those subsidiaries of which 50% or more is owned by the Company and which are specifically designated by the Compensation Committee as participating employers in this Plan.

2.11 "Supplemental Benefit Plan A" means the Advanced Technology Laboratories,
      ---------------------------
     Inc. Supplemental Benefit Plan A providing benefits in excess of Code limits.

2.12 "Surviving Spouse" means the spouse of a Participant, provided that the
      ----------------
     Participant was married to the spouse throughout the one-year period ending on the date of the Participant's death.

                                   ARTICLE 3

                                ADMINISTRATION


3.1  Compensation Committee
     ----------------------
     The Compensation Committee, appointed by the Company's Board of Directors, shall, except as otherwise authorized by the Board of Directors, consist of directors who are not employed by the Company or its Subsidiaries. The Compensation Committee shall have the exclusive authority to:

     (a) designate individuals to participate in the Plan pursuant to Section 4.3, in addition to those individuals who automatically become Participants pursuant to Section 4.1; and

     (b) designate non-wholly owned Subsidiaries which shall be participating employers in the Plan, which shall be listed in Appendix A to this Plan.

     Decisions by the Compensation Committee shall be final and binding upon all parties. The Chairman of the Compensation Committee is authorized to execute any documents and amendments to the Plan on behalf of the Company.

3.2  Benefits Committee
     ------------------
     The Benefits Committee appointed by the Compensation Committee to administer the Retirement Plan shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms thereof, including, but not limited to, the following:

     (a) engage such legal, accounting, actuarial and other professional services as it may deem proper; and

     (b) approve documents and amendments to the Plan that may be required from time to time to keep the Plan in compliance with relevant law or to facilitate administration of the Plan. The Chairman of the Benefits Committee is authorized to execute any such documents or amendments on behalf of the Company.

3.3  Expenses
     --------
     All benefits payable under the Plan and all expenses properly incurred in the administration of the Plan, including all expenses properly incurred by the Compensation Committee in exercising its duties under the Plan, shall be borne by the Company.

                                   ARTICLE 4

                                 PARTICIPATION


4.1  Retirement Plan Participants
     ----------------------------
     Each participant in the Retirement Plan who, in 1992, received a Management Incentive Compensation Plan (MICP) award for performance during the 1992 calendar year shall automatically participate in this Plan.

4.2  Retirement Plan Benefit
     -----------------------
     For purposes of determining participation in and benefits under this Plan, the benefit to which an individual is entitled under the Retirement Plan shall be calculated by including as "Earnings" in the year in which earned any amounts deferred under a nonqualified deferred compensation plan or arrangement, which are not otherwise included in Earnings.

4.3  Other Participants
     ------------------
     The Compensation Committee may determine and designate other select management or highly compensated employees or independent contractors of the Company and its Subsidiaries to receive additional supplemental pension benefits under this Plan, as described in Section 5.2, whose names shall be added to an Appendix B to this Plan. Such individuals shall become Participants as of the date of designation by the Compensation Committee.

4.4  Limitation on Participation
     ---------------------------
     Employees designated for benefits under the Plan shall be members of a select group of top management or highly compensated employees pursuant to
     Section 7.6 of the Plan.

                                   ARTICLE 5

                                   BENEFITS


5.1  Supplemental Pension Benefits
     -----------------------------
     Upon the Retirement of a Participant, the Company shall pay to such Participant supplemental pension benefits which when combined with the amounts he or she is entitled to receive under the Retirement Plan and the Supplemental Benefit Plan A (if any) shall equal the retirement pension benefits which would have been payable to the Participant had the Retirement Plan's formula been applied without regard to the limitations of Sections 401(a)(17) and 415 of the Code.

     For years before calendar year 1994, the supplemental pension benefits for a Participant who received a salesman commissions or service commissions/incentives during the calendar year shall be determined, as to that year, by disregarding any such commissions and incentives which exceed the dollar limitation of Section 401(a)(17) of the Code.

     For all years subsequent to calendar year 1993, the supplemental pension benefits for a Participant who is not the Chief Executive Officer or one of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of the last completed fiscal year, as specified in Item 401 of Regulation S-K of the Securities and Exchange Act of 1934 and reported in the Company's proxy statement for the applicable year (the "Five Highest Compensated Officers") shall be determined, as to such years subsequent to 1993, by disregarding any Earnings which are in excess of the average of the Earnings of the Five Highest Compensated Officers for such year.

     Effective January 1, 1992, supplemental pension benefits for a Participant who received a Management Incentive Compensation Plan (MICP) award for performance during the 1992 calendar year shall be determined as though the 1992 MICP award is included in Earnings for the 1993 calendar year.

     Notwithstanding the above, in the case of a Participant who is not entitled to a benefit under the Retirement Plan, the Participant shall not be entitled to a benefit under this Plan except as provided under Section 5.2 below.

5.2  Other Supplemental Pension Benefits
     -----------------------------------
     The Compensation Committee in its discretion may establish other supplemental pension benefits and designate the Participants who will be entitled to receive such benefits. Any such additional supplemental pension benefits shall be described in an Appendix to this Plan, and, unless otherwise specified in such Appendix, shall be payable as provided in
     Article 6.

5.3  Spouse's Death Benefits
     -----------------------
     Upon the death of a Participant prior to Retirement, the Company shall pay to the Surviving Spouse (if any) of such Participant a death benefit which when combined with the death benefit which he or she is entitled to receive under the Retirement Plan and the Supplemental Benefit Plan A shall equal the death benefit that would have been payable to the Surviving Spouse had the Retirement Plan's benefit provisions been applied as provided in
     Section 5.1 or 5.2 above, as applicable.

5.4  Disability Benefits
     -------------------
     In the event a Participant becomes Disabled, the Company shall pay to such Participant supplemental pension benefits which when combined with the amounts he or she is entitled to receive under the Retirement Plan and the Supplemental Benefit Plan A shall equal the retirement pension benefits which would have been payable to the Participant had the Retirement Plan's benefit provisions been applied as provided in Section 5.1 or 5.2 above, as applicable.

                                   ARTICLE 6

                              PAYMENT OF BENEFITS


6.1  Payment of Benefits
     -------------------
     Upon the Retirement of a Participant who is also a participant in the Retirement Plan, the Company shall pay to such Participant the benefit provided in Section 5 in the form of payment selected by the Participant under the Retirement Plan. If a Participant in this Plan is not also a participant in the Retirement Plan, the Company shall pay to such Participant the benefit provided in Section 5 in the form of a monthly annuity payable from the commencement date as provided in Section 6.2 to the first of the month preceding death. Upon the death of a Participant, the Company shall pay any death benefit provided in Section 5 to the Surviving Spouse in the same form of payment which death benefits under the Retirement Plan are payable to the Surviving Spouse.

     Notwithstanding the above, the Compensation Committee in its discretion may direct payment of the benefit for a Participant or Surviving Spouse in the form of a lump sum cash payment if the Compensation Committee determines that such payment is in the best interest of the Company.

     The amount of any such lump sum payment shall be determined by calculating the benefit according to the terms of the Retirement Plan as a whole life annuity, then calculating the present value of such benefit using the actuarial assumptions specified in the Retirement Plan for determining benefits of equivalent value, without regard to the provision for use of Pension Benefit Guarantee Corporation rates for calculating lump sums.

6.2  Commencement of Payment
     -----------------------
     If a Participant in this Plan is also a participant in the Retirement Plan, benefits for the Participant or Surviving Spouse under this Plan shall commence on the same date that benefits commence under the Retirement Plan. If a Participant in this Plan is not also a participant in the Retirement Plan, benefits to the Participant shall commence as of the first day of the month coincident with or next following the date of Retirement. Benefits to a Surviving Spouse shall commence as of the first of the month following the Participant's death if the Participant was age 55 or older, or as of the first of the month following the date on which the Participant would have reached age 55 if the Participant was younger than age 55 at the time of death.

                                   ARTICLE 7

                              GENERAL PROVISIONS


7.1  Unfunded Obligation
     -------------------
     The supplemental benefits to be paid to Participants or their Surviving Spouses pursuant to this Plan are unfunded obligations of the Company, and shall, until actual payment, continue to be an obligation against the general funds of the Company. The Company is not required to segregate any monies from its general funds, or to create any trusts, or to make any special deposits with respect to these obligations. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.2  Nonassignment
     -------------
     The right of a Participant or his or her Surviving Spouse to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interest be subject to attachment, garnishment, execution or other legal process.

7.3  No Right to Continued Employment
     --------------------------------
     Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

7.4  Withholding Taxes
     -----------------
     Appropriate payroll taxes shall be withheld from cash payments made to Participants pursuant to this Plan.

7.5  Termination and Amendment
     -------------------------
     The Board of Directors of the Company reserves the power at any time to terminate this Plan and delegates to the Compensation Committee the power to otherwise amend any portion of the Plan other than this Section 7.5; provided, however, that no such action shall adversely affect the right of any Participant (or Surviving Spouse) to a benefit to which he or she has become entitled under the Plan. Notice of termination or material amendment of the Plan shall be given in writing to each Participant.

     If the Plan is terminated, Participants and Surviving Spouses who have accrued benefits under the Plan as of the date of termination will receive payment of such benefits at the times specified in the Plan.

7.6  ERISA Exemption
     ---------------
     This Plan is intended to qualify for exemption from Parts II, III, and IV of ERISA as a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

7.7  Applicable Law
     --------------
     The Plan shall be construed and governed in accordance with the laws of the State of Washington.


     Dated: November 7, 1996



                                  ADVANCED TECHNOLOGY LABORATORIES, INC.




                                  By: /s/ Harvey N. Gillis
                                     _______________________________________


                                  Title  Sr. Vice Presdident and CFO
                                       _____________________________________

                                  APPENDIX A


   Pursuant to Section 3.1(b) of the Plan, the following non-wholly owned Subsidiaries shall be participating employers in the Plan:

           Company                Beginning                Ending
           -------                ---------                ------














                                  ACKNOWLEDGED AND ACCEPTED

                                  By:  /s/ Harvey N. Gillis
                                     ________________________________

                                  Title: Sr. Vice President and CFO
                                        _____________________________

                                  Date: November 7, 1996
                                        _____________________________

                                  APPENDIX B



Pursuant to Section 4.3 of the Plan, the following select management or highly compensated Participants shall be entitled to receive additional supplemental pension benefits under the Plan, as described below:

        NAME                 BENEFIT             BENEFIT DISTRIBUTION DATE
1.Edward Ray         Determined under a
                     consulting agreement
                     effective as of
                     May 10, 1995.

2.Arthur Schenck     Determined under an
                     employment agreement
                     dated June 23, 1995.

3.Eugene Larson      Determined pursuant
                     to resolutions of
                     the Board of
                     Directors of the
                     Company at a meeting
                     held on February 18, 1994.


                                  ACKNOWLEDGED AND ACCEPTED

                                  By: /s/ Harvey N. Gillis
                                     ________________________________

                                  Title: Sr. Vice President and CFO
                                        _____________________________

                                  Date: November 7, 1996
                                        _____________________________